                                                                    Exhibit 10.8



         This Lease Agreement, entered into this 17th day of April, 1991, by and between TATE ENGINEERING, INC. herein called "Landlord" or first party, and IKS Eastern Service, Inc. herein called "Tenant" or second party, and MORTON G. THALHIMER, INC., Agent, herein called "Rental Agent";

                                   Witnesseth:

         That for and in consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the following described lot, piece or parcel of land, together with all improvements thereon (the said land improvements thereon herein called the "Leased Premises") to-wit:

            Approximately 600 sq. ft. of office space and approximately 4,200 square feet of warehouse space located at 8131-B Virginia Pine Court in Chesterfield County, Virginia.

         TO HAVE AND TO HOLD said land and improvements thereon and the privileges and appurtenances there onto belonging unto the Tenant, its successors and assigns, for the term hereinafter provided, and upon the following terms and conditions, to which the parties mutually covenant and agree:
         Term

           The original term of this lease shall be for one (1) years seventeen
(17) days and shall commence on the 15th day of May, 1991, and shall end on the last day of May 1992

         Rent

           During the original term of this lease Tenant covenants to pay a base annual rental to Landlord of EIGHTEEN THOUSAND AND 00/100 Dollars. ($18,000.00), payable in monthly installments in advance on the first day of each month in the amount of ONE THOUSAND FIVE HUNDRED AND 00/100
Dollars ($1,500.00). An additional rental may be required by attaching hereto an addendum executed by all the parties to this lease agreement.

           If the original term does not commence on the first day of the Month, Tenant shall pay for the period from the commencement date to the first day of the following calendar month a sum equal to one-thirtieth of the monthly rental due hereunder for each day of such period. All rents thereafter shall be payable in advance on the first day of each month. All rents due Landlord shall be paid when due to Morton G. Thalhimer, Inc., P.O. Box 702, Richmond, Virginia 23206 or to such other place as Landlord may designate in writing to Tenant.

         Use of Leased Premises

           Tenant shall use the Leased Premises for business office and manufacturing grind shop.

and in strict accordance with all applicable laws and regulations of governmental authorities. Tenant shall use the Leased Premises for no other purpose without the prior written consent of Landlord. Tenant will not use or permit or suffer the use of the Leased Premises for any unlawful or offensive business or purpose. Tenant will not, without the prior written consent of Landlord, use or permit the walls, fences or roof of the Leased Premises to be used for advertising purposes.

         It is covenanted and agreed as follows:

          SEE ADDENDUM

         1. Condition of Leased Premises

            Tenant has examined and knows the present condition of the Leased Premises and the equipment thereon, if any. No representation has been made to Tenant, or Tenant's agents, by Landlord, or Landlord's agents, concerning the condition of the Leased Premises (and the equipment thereon, if any) or any particular use that can be made thereof. Neither Landlord nor Rental Agent shall be under any duty to instruct Tenant or others as to the use of any equipment on the Leased Premises.

         2. Assignment, Subletting and Mortgaging

            Tenant shall not assign this lease nor sublet the Leased Premises, in whole or in part, without Landlord's prior written consent.* If consent to assign or sublease is obtained, no such assignment or sublease shall in any way release or relieve Tenant from any of its covenants or undertakings contained in this lease agreement, and in all cases under this paragraph, Tenant shall remain liable on this lease during the original and all renewal terms.

         *unless subleased by IKS, Inc., its parent or subsidiaries.

         3. Utilities

            Tenant shall promptly pay all fuel, water, gas, electricity, sewerage, telephone and other utility bills as the same become due, it being understood and agreed that the Tenant shall promptly make all required deposits for meters and utilities service. Charges for the foregoing shall commence on the date of the commencement of the original term of this lease. Landlord shall not be liable for any interruption or failure in the supply of any utility to the Leased Premises.

         4. Insurance and Indemnity

            Tenant will indemnify and save harmless Landlord and Rental Agent from any and all liability, damage, loss, expense, cause of action, suits, claims, or judgments arising from injury to person or property on the Leased Premises, or upon the adjoining sidewalks, or otherwise resulting from the use of the Leased Premises. Tenant covenants that it will keep in force at its own expense at all times during the original and all renewal terms of this lease in companies and in form acceptable to Landlord with respect to the Leased Premises insurance covering Landlord and Tenant and Rental Agent as named insureds with minimum limits of Five Hundred Thousand Dollars ($500,000.00) on account of bodily injuries to or death of one person and Five Hundred Thousand Dollars ($500,000) on account of bodily injuries to or death of more than one person as the result of any one accident or disaster and property damage insurance with limits of Five Hundred Thousand Dollars ($500,000.00); and Tenant shall deliver to Landlord or Rental Agent upon the request of either a certificate of insurance showing the same to be in force and effect.

            Unless otherwise indicated by writing endorsed hereon or attached hereto, Tenant shall keep in full force and effect at its own expense during the original and all renewal terms of this lease, replacement value fire and casualty extended coverage insurance with respect to the Leased Premises, and shall cause Landlord and Landlord's mortgagee, if any, to be named insureds on such policy.

            If Tenant shall not comply with its covenant to maintain insurance as provided herein, Landlord may, at its option, cause insurance as aforesaid to be issued and, in such event, Tenant shall promptly pay when due the premiums for such insurance as additional rent hereunder.

            Tenant will pay all excess insurance premiums (i.e., premiums in excess of the usual premiums for a non-hazardous risk) required to be paid by Landlord on any buildings on the premises by reason of Tenant's use or occupancy thereof.

         5. Taxes and Assessments

            Tenant agrees that as additional rental for the Leased Premises, it will during each calendar year of the original and all renewal terms, reimburse Landlord for such part of the cost of all real estate taxes, charges and assessments levied or assessed during the original and all renewal terms upon and against the Leased Premises in excess of the cost of such taxes and assessments charged or assessed upon or against the Leased Premises for the year 1991; provided, however, that for the first and final calendar years of the original or renewal terms Tenant shall be liable for the reimbursement of such excess cost only for the proportionate part of such years that it is in possession of the Leased Premises.

            Tenant further agrees that as additional rental for the Leased Premises, it will for each calendar year of the original and all renewal terms, reimburse Land lord for such portion of the cost to Landlord of all taxes or excises on rents (expressly excluding any federal state or local income taxes) however described, levied, or assessed by any lawful authority against Landlord on account of the rental expressly reserved hereunder.

            The amount of such additional rentals, if any shall be due and payable thirty (30) days after notification form Landlord or its Agent, of the amount due.

            Tenant shall promptly pay when due all taxes and assessments levied by public authority on its trade fixtures, equipment and other property of Tenant located on or about the Leased Premises and all other taxes occasioned by its business or use of the Leased Premises.

         6. Personal Property

            Tenant covenants that the furniture, fixtures and all other personal property (except that used to sell in the usual course of trade) which Tenant places on the Leased Premises are owned by Tenant, are fully paid for, and are not encumbered except as expressly disclosed in writing to Landlord prior to the execution of this agreement. Except by sale in the usual course of trade, Tenant shall not remove furniture, fixtures and property from the Leased Premises without first obtaining the consent of Landlord, which consent shall not be unreasonably withheld; and in addition to all the other remedies provided by law, Landlord shall have a lien against all personal property on the Leased Premises, insurance if any collected therefor, as security for the payment of the rent and default in obligations hereunder. Tenant shall repair or reimburse Landlord for the cost of repairing any damages to the Leased Premises resulting from the installation or removal of personal property of Tenant.

         7. Repairs and Alterations

            Tenant shall keep and maintain the Leased Premises in good repair and condition; keep in good running order the heating and air-conditioning systems, electric wiring, toilets, water pipes, water, gas and electric fixtures; replace all locks, trimmings, glass and plate glass broken during the tenancy, regardless of the manner in which same may have been broken; unstop all water fixtures that may become choked and repair all water pipes and plumbing that may burst. If there be any elevators, escalators, lifts, machinery or appliances (herein called "equipment") on the Leased Premises, Tenant shall care for, maintain, and repair same, and shall indemnify and save harmless Landlord from any liability or claims for damages for injuries to persons and property arising therefrom. Tenant shall not make any alterations of, additions to or changes in the Leased Premises or equipment without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and all alterations, changes, and improvements, by whomsoever made, shall be the property of Landlord. Nothing contained in this paragraph shall be construed as requiring Landlord to make any repairs, except repairs of a structural nature. Landlord shall maintain and make all necessary structural repairs to the foundations, load bearing walls, and roofs.

            Tenant, in complying with all applicable laws and regulations of governmental authorities respecting the use of the Leased Premises, shall at Tenant's expense install all toilets that may be required, and do any work, except repairs of a structural nature, which may be ordered by such governmental authorities; but if Tenant, after notice ordering the work, fails to comply with reasonable promptness, Landlord, without notice to Tenant, may do such work and collect the cost thereof from Tenant as additional rent hereunder. If Landlord is required to abate any nuisance on the Leased Premises, Landlord may do so without notice to Tenant and Tenant shall pay all costs thereof as additional rent hereunder.

            Tenant shall, on the last day of the original or renewal term, or upon the sooner termination of this lease, peaceably and quietly surrender the Leased Premises and equipment to Landlord, broom-clean, including all improvements, alterations, rebuilds, replacements, changes or additions placed by Tenant thereon, in as good condition and repair as the same were in at the commencement of the original term, normal wear and tear excepted; provided, however, Tenant shall not be required to return the Leased Premises and equipment in as good condition as aforesaid if the same are damaged or destroyed by fire or otherwise, unless caused by Tenant's fault or negligence which is not covered by insurance.

         8. Destruction of Leased Premises, Condemnation

            If the Leased Premises are damaged or destroyed by fire or other casualty covered by insurance, or condemned by public authority, whether by eminent domain or otherwise, then (1) if totally destroyed or condemned so that the Leased Premises are rendered untenantable; this lease shall terminate as of the date of such destruction or condemnation, and Tenant shall be liable for the rent only to the date of such destruction or condemnation, and the entire amount of insurance proceeds and/or condemnation award for the Leased Premises shall belong to and be payable to Landlord; or (2) if only partially destroyed or condemned and still tenantable, Landlord shall, within a reasonable time, repair the Leased Premises with a reasonable reduction of rent from the date of such partial destruction or condemnation until there be again premises substantially similar in value to Tenant as the Leased Premises partially destroyed or condemned. Landlord's obligation to repair or restore the Leased Premises as stated herein is conditioned upon (a) all insurance proceeds and/or condemnation award for the Leased Premises being paid to Landlord, which are sufficient to cover the cost of said repairs and restorations, and (b) there remaining at least twenty-four (24) months in the then existing term of this lease. If Landlord does not repair the Leased Premises because either conditions (a) or
(b) are not met, Landlord shall so notify Tenant and this lease shall terminate as of the date of such partial destruction or condemnation and Tenant shall be liable for rent only to the date of such partial destruction or condemnation. As used herein, the date of condemnation and Tenant shall be liable for rent only to the date of such partial destruction or condemnation. As used herein, the date of condemnation shall be the date on which legal title vests in the condemning authority or the date on which Landlord enters into a contract for the sale for public use upon the threat of condemnation, whichever first occur.

            If the improvement shall be damaged or destroyed by any hazard not covered by insurance, Landlord shall have the option to cancel this lease by giving written notice of such cancellation to Tenant within thirty (30) days after the happening of such damage or destruction, but if such option not be exercised, then Landlord at its own expense shall proceed with due diligence to repair or restore the improvements to their condition as existed before such damage or destruction with rent being reduced pro rata in proportion to the decrease in usefulness of the premises during repair and restoration; provided, however that the cost of repairing to any damage or destruction not covered by insurance which is caused by Tenant's fault or negligence shall forthwith be paid to Landlord by Tenant.

Tenant shall give immediate written notice to Landlord, or Rental Agent, of any damage, destruction or condemnation of the leased premises whether it be total or partial.

         9. Notices

            Wherever in this lease it shall be required or permitted that notice or demand be given or served by either party to this lease to or on the other, such notices or demands shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by registered or certified mail addressed as follows:

TO LANDLORD:                                    TO TENANT:
                                                c/o Demised Premises

and c/o

Morton G. Thalhimer, Inc.
P.O. Box 702
Richmond, Virginia 23206

Such addresses may be changed from time to time by either party by serving notice as above provided.

         10. Notice of Termination and Holding Over

             Should Tenant desire to vacate or should Landlord desire possession of the Leased Premises at the end of the original lease or any extension or renewal thereof, either party shall give the other written notice of such termination at least THREE (3) MONTHS prior to the end of the then existing term of this lease.

             If notice of termination is given as hereinabove set forth, no holding over by Tenant nor acceptance of rent by Landlord or Rental Agent, shall operate as a renewal or extension of this lease without the written consent of Landlord. In the event no such notice of termination is given, then this lease shall continue in full force and effect from year to year, subject to all the rents, covenants, and conditions herein set forth, except for any such provisions containing obligations of Landlord to make alterations or repairs to the Leased Premises. If Tenant holds over or remains in possession or occupancy of the Leased Premises after the termination of this lease, Tenant's occupancy shall be illegal notwithstanding the fact that Tenant shall be liable to Landlord, so long as Tenant or any of its property remains on the Leased Premises, for all rentals due hereunder together with any damages sustained by Landlord as a result of Tenant's failure to vacate.

         11. Inspection by Landlord

             Tenant shall permit Landlord, its agents, or employees to impact the Leased Premises and all parts thereof during business hours and to enforce and carry out any provision of the lease agreement and for the further purpose of showing the Leased Premises to prospective tenants and purchasers and representatives of lending institutions. During the last three (3) months of the original term and all renewals or extensions thereof, Landlord shall have the right to place "For Rent" signs in conspicuous places on the Leased Premises and to otherwise advertise the Leased Premises for rent, in addition to having the rights of entry and inspection set forth herein.

         12. Default by Tenant

             The happening of any of the following encumbered events shall constitute a default for which Landlord, in addition to other rights or remedies it may have, shall have the immediate right of re-entry without service of notice or resort to legal process and without Landlord being guilty of trespass, or becoming liable for any law or damage which may be occasioned thereby: (a) failure of Tenant to pay any rent due hereunder within thirty (30) days after written notice to Tenant of such failure; (b) vacation of the Leased Premises by Tenant or advertising by Tenant in any manner that would indicate or lead the public to believe that Tenant was going out of business or intending to vacate the Leased Premises; (c) the filing by, on behalf of or against Tenant, of any petition or pleading to declare Tenant insolvent or unable to pay its debts or meet his obligations under the laws of the United States or any state; or a receiver of the property of Tenant is appointed; or the levy of execution or either taking of property, assets or the leasehold interest of Tenant by process of law or otherwise in satisfaction of any judgment, debt or claim against Tenant; or (d) failure of Tenant to perform any of the other terms conditions or covenants of this lease agreement for more than thirty (30) days after written notice of such failure shall have been given to Tenant.

             Should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceeding or pursuant to any provisions under law, Landlord may either terminate this lease or it may from time to time without terminating this lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the original or renewal terms of this lease) and at such rent and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable. Upon each such reletting all rent received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses for such reletting, including brokerage fees and attorney's fees and costs of alterations and/or repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If the Leased Premises are not relet as aforesaid, or if the rent received from such reletting during any month be less than that to be paid during the month by Tenant hereunder, Tenant shall promptly pay the rental due hereunder or any such deficiency as the case may be to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Leased Premises by the Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such election be given to Tenant or unless the termination be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination. Landlord may at any time thereafter elect to terminate this lease for such previous breach. Tenant will pay Landlord and Rental Agent respectively all expenditures incurred by them in enforcing the provisions of this lease including reasonable fees of attorneys and others employed by Landlord or Rental Agent.

             All of the foregoing remedies shall be in addition to any other rights Landlord may have at law or in equity and waiver of one default shall not be deemed to be a waiver of any subsequent default.

         13. Rental Agent

             In consideration of Rental Agent's services in procuring this lease and as a covenant running with the land, Landlord covenants with, and for the benefit of Rental Agent, as follows: Rental Agent is to receive a commission of six per cent (6%) of the rent during the original term and all renewals or extensions thereof or any new lease of the Leased Premises between any person and "Tenant, its successors or assigns"(such phrase used herein to include such entity in which Tenant, its successors or assigns, may have an interest a stockholder, partner, lender of money or otherwise); and no sale, transfer, assignment, cancellation or release including a sale or conveyance to Tenant, its successors or assigns, shall affect Rental Agent's right to such commission which is hereby made a lien on the Leased Premises and all equipment thereon, if any Rental Agent shall have the right to collect all rents due hereunder so that its commission may be paid in installments as the rent is received, and retained by Rental Agent before remitting the rent (less commissions) to Landlord; but if any act be done to deprive Rental Agent of its right to collect the rent, then the whole amount of its commission then unpaid shall, at Rental Agent's option, immediately become due and payable.

             Landlord further covenants with and for the benefit of Rental Agent as a covenant running with the land, that if Tenant, its successors or assigns, shall at any time during the original term and all renewals or extensions thereof, (during any new lease of the Leased Premises between any person and Tenant, its successors or assigns,) purchase the Leased Premises, then in consideration of Rental Agent's consummating this lease, Rental Agent shall receive on the date the Leased Premises are transferred, a commissions of six percent (6%) of the gross amount of the purchase price. Such a sales commission shall be in addition to the rental commissions provided for in the immediately preceeding paragraph and is hereby made a lien on the Leased Premises and all equipment thereon, if any.

             Landlord hereby authorizes Rental Agent to institute legal proceedings for the recovery of any rent due under the provisions of this lease agreement and to employ an attorney for that purpose and to charge all costs and fees to Landlord, including a charge of Twenty-Five Dollars ($25.00) by Rental Agent for its services in that regard.

             In connection with all acts done or suffered by Rental Agent for Landlord concerning the Leased Premises, Landlord further agrees to indemnify and save Rental Agent harmless from all fines, judgments, suits, claims, demands, and actions of any kind (including any costs and attorney's fees), and from liability for injury suffered by an employee or contractor (not in the permanent employ of Rental Agent) engaged by Rental Agent for the benefit of Landlord.

         14. Successors and Assigns

             All parties hereto agree that all of the provisions hereof shall bind and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

         15. Applicable Law, Construction

             This lease agreement shall be construed in accordance with the laws of the State of Virginia.

             Whenever used the singular number shall include the plural, the plural the singular, and the use of any gender shall include all other genders.

         16. Final Understanding

             This lease agreement represents the final understanding between Landlord, Tenant and Rental Agent, and the obligations of each party hereunder cannot be changed or modified unless by writing signed by the parties whose obligations are to be modified and endorsed hereon or attached hereto.

WITNESS the following signatures and seals:

                              TATE ENGINEERING, INC.                   (SEAL)
                              -----------------------------------------
                                          Landlord
                              By: /s/ Charles E. Olinter Sr. V.P.      (SEAL)
                              -----------------------------------------
                                          Landlord

                              INTERNATIONAL KNIFE AND SAW, INC.        (SEAL)
                              -----------------------------------------
                                          Tenant
                              By: /s/ William Underhill V.P.           (SEAL)
                              -----------------------------------------
                                          Tenant

                              MORTON G. THALHIMER, INC. (Rental Agent)

                              By: /s/                     AVP
                                  -----------------------------

                            Guaranty

         In consideration of Landlord agreeing to lease to Tenant the Leased Premises, the undersigned, hereby waiving the obligations of the homestead exemption laws as to this lease agreement, jointly and severally if there be more than one undersigned, guarantee the payment of rent and the performance of all the provisions of this lease agreement by Tenant, its successors and assigns and agree that the mere nonpayment of rent and nonperformance of said provisions by Tenant or its successors and assigns shall create an immediate liability on the part of the undersigned to Landlord and its successors and assigns and to Rental Agent. Landlord and Rental Agent need not first exhaust their legal remedies against Tenant or its successors and assigns before proceeding against the undersigned. Neither Landlord nor Rental Agent is required to notify the undersigned of any default of Tenant under the provisions of this lease agreement.

         WITNESS the following signatures and seals:

                                /s/ William R. Underhill V.P. (SEAL)
                              -----------------------------------------
                              Guarantor

                                                              (SEAL)
                              -----------------------------------------
                              Guarantor

ATTEST:


-----------------------------------------
STATE OF      )
              )  To-wit:   [Landlord]
      OF      )


         I, the undersigned, a Notary Public in and for the ------------------- aforesaid in the State of Virginia, do hereby certify that ------------------- and ---------------------, whose names are signed to the foregoing lease bearing date on the ---------------------- day of -------------------------,
19---, have acknowledged the same before me in my ------------------------ and State aforesaid.

         Given under my hand this ------------------------ day of -----, 19---

         My commission expires: ---------------------------

STATE OF      )  To-wit:   [Tenant]
              )                            ---------------------------------
      OF      )                                      Notary Public

         I, the undersigned, a Notary Public in and for the ------------------ aforesaid in the State of Virginia, do hereby certify that ------------------- and ---------------------------, whose names are signed to the foregoing lease bearing date on --------------------------- day of ---------------------------,
19---, have acknowledged the same before me in my --------------------------- and State aforesaid.

         Given under my hand this ------------------------ day of -----, 19---

         My commission expires: --------------------------

STATE OF VIRGINIA  )  To-wit: [Rental Agent]
                   )                           ---------------------------------
CITY OF            )                                     Notary Public

         I, the undersigned, a Notary Public in and for the City aforesaid in the State of Virginia, do hereby certify that ---------------------------, and --------------------------- Of Morton G. Thalhimer, Inc, whose names are signed to the foregoing lease bearing date on the --------------------------- Day of ---------------------------, 19---, have acknowledged the same before me in my City and State aforesaid.

         Given under my hand this ------------------------ Day of -----, 19---

         My commission expires: ---------------------------


STATE OF      )  To-wit:   [Guarantors]
              )                            ---------------------------------
      OF      )                                      Notary Public

         I the undersigned, a Notary Public in and for the City aforesaid in the State of Virginia, do hereby certify that --------------------------- and --------------------------- Guarantors, whose names are signed to the foregoing lease bearing date on the --------------------------- day of
---------------------------, 19---, have acknowledged the same before me in my --------------------------- and State aforesaid.

         Given under my hand this ------------------------ day of -----, 19---

         My commission expires: ---------------------------

                                                ---------------------------
                                                      Notary Public

ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF LEASE DATED APRIL 17, 1991, BY AND BETWEEN TATE ENGINEERING, INC., LANDLORD, AND INTERNATIONAL KNIFE AND SAW, INC., TENANT, ON PREMISES KNOWN AS 8131-B VIRGINIA PINE COURT, CHESTERFIELD, VIRGINIA.

--------------------------------------------------------------------------------

It is covenanted and agreed as follows:

1. Upon signing this Lease, Tenant shall deposit with Landlord an amount equal to one month's rent to be held by Landlord as a security deposit. Said deposit stated above shall not be unreasonably withheld by Landlord, provided, Tenant has faithfully performed all the terms and conditions stated herein.

2. Tenant shall be obligated to obtain Landlord's permission for additional improvements made to the premises through the lease term and any renewals.

3.       Tenant must be responsible for its own trash removal.

4. Landlord shall be responsible for warehouse heat and all costs associated with operating the gas space heaters.

5. Landlord, at its expense, shall move warehouse fence to accommodate approximately 4,200 square feet of warehouse area and replace damaged ceiling tiles in the office area.

6. Tenant and Landlord mutually agree to share the truck height dock and drive-in loading dock located on the sides of the building.

7. In the event this lease is renewed at the end of the original lease term, base rent shall increase three percent (3%) per annum.

WITNESS the following signatures:

                                       TATE ENGINEERING, INC.

                                       By: /s/ Charles E. Olinter Sr. V.P.
                                           -------------------------------


                                       INTERNATIONAL KNIFE AND SAW,
                                       INC.

                                       By: /s/ William R. Underhill V.P.
                                           -------------------------------

ADDENDUM ATTACHED HERETO AND MADE A PART OF LEASE DATED THE 17TH DAY OF APRIL, 1991 BY AND BETWEEN IKS EASTERN SERVICES, INC., TENANT, AND TATE ENGINEERING, INC., LANDLORD, FOR PREMISES KNOWN AS 8131-B VIRGINIA PINE COURT, CHESTERFIELD COUNTY, VIRGINIA.

------------------------------------------------------------------------------

IT IS COVENANTED AND AGREED AS FOLLOWS:

1. Landlord and Tenant agree to extend the above referenced lease until May 31, 1997.

2. In consideration of the rents to be paid by Tenant and other covenants of Tenant contained in Lease Agreement, Landlord does hereby lease to Tenant additional space of approximately 2,250 square feet. The total square feet now leased by Tenant shall be approximately 7,399 square feet (together with the right to use the parking area, sidewalks, appurtenances herein called Leased Premises).

3.       The monthly rental schedule shall be as follows:

         PERIOD                                      RENTAL RATE
         ------                                      -----------
         June 1, 1995 - May 31, 1997                  $2,355.00

4. In addition to the monthly rent, Tenant agrees to pay Landlord $150.00 per month for additional 400 AMP electrical service located in expansion space.


Except as hereby amended, all other terms and conditions of the lease shall remain unchanged and are hereby reaffirmed.



WITNESS THE FOLLOWING SIGNATURES:


                                          TATE ENGINEERING, INC., "Landlord"

                                          By:    /s/
                                                 -----------------------------
                                          Title: Senior Vice President
                                                 -----------------------------
                                          Date:  1/31/95
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                                          IKS EASTERN SERVICES, INC., "Tenant"

                                          By:    /s/  Ray Connell
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                                          Title: Vice President-Operations
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                                          Date:  1-27-95
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